Exhibit 10.23

[***] Indicates confidential material that has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been separately filed with the Securities and Exchange Commission.

DOE Form	U.S. DEPARTMENT OF ENERGY
CA-10-90.COM Rev 3	ISOTOPE AND TECHNICAL SERVICE ORDER FORM
(07/01)

This form is to be used by all persons (except foreign persons requiring source or special nuclear material) ordering source, special nuclear or by-product material, technical services, stable isotopes, cyclotron produced radioisotopes, or other related services from the U.S. Department of Energy (DOE) or DOE facility contractor.

1.  To: ☐  U. S. Department of Energy   OR   ☐  DOE Facility Contractor

     Name and Address:

Oak Ridge National Laboratory

Managed by UT-Battelle, LLC for the Department of Energy

P. O. Box 2008

Oak Ridge, TN 37831-6158

2. BUYERS ORDER NO.:

3. DATE: December 23, 2011
4. SHIP TO International Isotopes Inc. 4137 Commerce Circle Idaho Falls, ID 83406 Or other approved and licensed consignee	5. BILL TO: International Isotopes Inc. 4137 Commerce Circle Idaho Falls, ID 83406
6. VIA:
7. MATERIAL OR SERVICE
CATALOG ITEM NO. (if any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE
Cobalt-59 (Co-59) Irradiation Service at the Idaho National Laboratory (INL) Advanced Test Reactor (ATR). Effective Date: January 20, 2012 Expiration Date: December 31, 2012

Shipping Schedule and Completion Date:	Technical Service Charge (if applicable)

Handling Charge (if applicable)
Total

THIS ORDER CONSISTS OF FOUR PAGES AND IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED HEREIN.  THE AUTHORIZED REPRESENTATIVE OF THE BUYER HAS READ, UNDERSTANDS, AND AGREES TO SAID TERMS AND CONDITIONS.

8.  The Buyer certifies that the Buyer or the Buyer’s representative is authorized to receive the above described source, special nuclear, by-product, or cyclotron produced material by: (Check block and give license number and expiration date if applicable).

a)   ☐  NRC  or  ☐   ___________________  License No.     11-27680-01        which expires September 30, 2020

      Name of State                                                                                                                   Month and Day                 Year

b)   ☐   Exemption or General License provided by U.S. Nuclear Regulatory Commission (NRC) regulations.

c)   ☐   Exemption or General License provided by  ____________________________________   regulations.

                                                                                                                                            Name of State

9  Accepted for and agreed to by:

U. S. Department of Energy

/s/ illegible_________________________________      _1/3/12____

Signature, Division Director, Office of Nuclear Physics          Date

INL Program Manager:    /s/ illegible ___        3 Jan 2012________

                                            Initial                        Date

10.  Authorized and agreed to by the Buyer:

Buyer  International Isotopes Inc.________________________

Signature  /s/ Steve T. Laflin____________________________

Printed Name  Steve T. Laflin___________________________

Title  President & CEO___________  Date  12-23-11_________

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE

DELIVERY:  Delivery is FCA Department of Energy facility from which the order is filled.  Legal and equitable title and risk of loss or damage pass to the buyer when the material is delivered to the common carrier.  Transportation and insurance charges are the responsibility of the buyer.

☐     Please check this box if insurance against loss or damage is desired during transport.  If the box is not checked no insurance will be requested.

These “additional Terms and Conditions” are incorporated and made a part of this Service Order between the U.S. Department of Energy (DOE – the Seller) and the Buyer.  In case of conflict between these “Additional Terms and Conditions” and the attached standard terms and conditions of this Service Order, these “Additional Terms and Conditions” shall govern and control.

This effort will consist of various production activities for International Isotopes, Inc, (INIS) at the Idaho National Laboratory (INL) using the Advanced Test Reactor (ATR).  The Isotope Business Office (IBO) shall coordinate all activities associated with this Service Order.  INIS shall initiate services under this Service Order by completing the CA-10-90 form and submitting it to the IBO.  The IBO shall then authorize INL to perform the requested services.  All prices listed are for work performed in FY 2012.  Out year prices are subject to evaluation and revision.

Work requested includes:

1.

CAPSULE ASSEMBLY FABRICATION

1a) Description - Request for cobalt target fabrication must be submitted by INIS to the IBO no less than 120 days before the desired target insertion date into the ATR. The cobalt target consists of an aluminum holder, aluminum housing, and Co-59.  The INL or an INL Qualified Supplier will procure the aluminum holders and housings from an INL Qualified Supplier.  The holders and housings shall be fabricated in accordance with INL approved drawing 427648.  After fabrication and upon receipt at the INL, the holders and housings will be QA receipt inspected to verify conformance to INL QA requirements in accordance with INL approved drawing 427648.  The INL or an INL Qualified Supplier shall mark each holder and housing with a unique identifier and configuration control will be maintained in accordance with established procedures. INIS shall supply 1 mm Co-59 pellets and associated material certifications to the INL.  The INL or an INL Qualified Supplier will load the targets.  After target loading, INL will weld the target assemblies and inspect all welds in accordance with INL drawing 427648.

INL Scope of Work – Upon authorization from IBO, INL shall:

1.

Procure holders and housings from an INL Qualified Supplier.

2.

Perform QA receipt inspection of the holders and housings and mark with unique identifiers.

3.

Receive 1-mm x 1-mm nickel plated Co-59 pellets from INIS, load targets, and radiograph to verify the Co-59 pellet 99% load requirement is met.

4.

Weld assembled targets in accordance with INL drawing 427648 using approved INL weld procedures.

5.

Inspect welds in accordance with INL drawing 427648. Targets not passing inspection will be re-worked no more than once.

6.

Storage of targets passing inspection at the ATR Complex in QA controlled storage.

Price for holder and housing fabrication will be $[***] per group of 20 each.

Price for target assembly will be $[***] per group of 20 targets with an additional $[***] per target for any targets over 20 in a single batch.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE

1b) Description – INIS as a Qualified Supplier - Request for cobalt target fabrication must be submitted by INIS to the IBO no less than 120 days before the desired target insertion date into the ATR. The cobalt target consists of an aluminum holder, aluminum housing, and Co-59.  INIS will procure the aluminum holders and housings from an INL Qualified Supplier.  The holders and housings shall be fabricated in accordance with INL approved drawing 427648.  After fabrication and upon receipt at the INL, the holders and housings will be QA receipt inspected to verify conformance to INL QA requirements in accordance with INL approved drawing 427648.  INIS shall mark each holder and housing with a unique identifier and configuration control will be maintained in accordance with established procedures. INIS shall supply material certifications to the INL for the 1 mm Co-59 pellets being loaded into the targets.  INIS shall load the targets.  After target loading, INL will weld the target assemblies and inspect all welds in accordance with INL drawing 427648.

INL Scope of Work – Upon authorization from IBO, INL shall:

1. Perform QA receipt inspection of the holders and housings.

2. Perform radiograph to verify the Co-59 pellet 99% load requirement is met.

3. Weld assembled targets in accordance with INL drawing 427648 using approved INL weld procedures.

4. Inspect welds in accordance with INL drawing 427648. Targets not passing inspection will be re-worked no more than once and returned to INIS.

5. Storage of targets passing inspection at the ATR Complex in QA controlled storage.

Price for target assembly will be $[***] per group of 20 targets with an additional $[***] per target for any targets over 20 in a single batch.

2.

Safety Documentation

The INL shall prepare, review, and approve all safety documentation required for reactor insertion on a yearly basis. Price for this service will be a prorated share charged under this Service Order.

Price for ESAP preparation, review and approval will be a one-time charge of $[***].

Annual reviews of all safety documentation will be $[***] per year.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE

3.

IRRADIATION AND HANDLING OF COBALT TARGETS

Description - There are currently 26 positions in the ATR qualified for Co-59 irradiation.  INIS shall pay for the positions used during the irradiation cycle. Each position can be loaded with a stack of up to three targets, irradiating a maximum of 78 targets per cycle.  INL will determine availability of the requested positions.  Additional positions (beyond the 26 positions noted above) that are determined to be available will require an amendment to this Contract.  No less than 90 days prior to each operating cycle, INIS shall provide a Target Rotation and Loading Schedule for all positions in which targets will be inserted in the ensuing ATR cycle.  The Target Rotation and Loading Schedule shall include: current target core position and axial position (“Top; T”, “Middle: M”, “Bottom B”), target identification number, requested target position rotation/loading changes to occur during the outage, the final target core and axial position (“T”, “M”, “B”), and target identification number. Targets may also be requested to be stored in the ATR canal.

INL Scope of Work - Upon authorization from IBO, INL shall:

1.

Receive Target Rotation and Loading Schedule from INIS.

2.

Perform core physics calculations with planned cobalt target loading.

3.

Discharge, rotate, relocate, or insert new targets in accordance with the Target Rotation and Loading Schedule and INL procedures.

Price for target discharge, rotation, and relocation/insertion of up to five baskets during an outage will be $[***] with an additional $[***] per basket for any basket over five during a single handling campaign.

In addition, Irradiation Utilization (IU) charges will apply.  IU charges are computed as Cost Per Position times Lobe Power (MW) times Operating Days.

Cost for positions currently available for irradiating Co-59 targets are as follows:

Inner A (IA)

$[***]

Outer A (OA)

$[***]

H

$[***]

INIS shall pay for the irradiation charges based on actual values rather than estimates.

4.    COBALT TARGET SHIPMENT TO INIS

4a. Description - INIS shall notify the IBO not less than 90 days before desired shipment date. Notification will include desired shipment date and specific targets (identified by unique markings) to be shipped.  INL will determine a shipment date that fits into the ATR schedule and shall communicate this to INIS and the IBO. During transportation and handling activities, INL will coordinate directly with INIS.  INIS shall be responsible for shipping irradiated cobalt targets from the ATR.  INIS shall furnish the INIS-2 radioactive material shipping package.  INIS shall be responsible for all the logistics of shipment, including, but not limited to, staging the empty INIS-2 package at the ATR and shipping the loaded INIS-2 package from ATR.  INIS shall be responsible for the cost of all transportation. INL will perform an assay to obtain gamma flux levels for each target being shipped. INL will load the INIS-2 package in accordance with INL-authored work procedures and will verify the INIS-2 package has been loaded and readied for shipment in accordance with the INIS-2 package’s authority for use in shipping radioactive material in accordance with DOT Special Permit SP-14728.  INL will prepare the shipment in accordance with INL procedures to conform to DOT and NRC requirements for radioactive material shipments.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE

INL Scope of Work – Upon authorization from IBO, INL will:

1.

Verify cobalt target identification markings and stage designated cobalt targets in the ATR canal for loading.

2.

Verify that the proposed irradiated cobalt target content is an authorized content for the INIS-2 radioactive material shipping package.

3.

Perform assay per ATR OMM -7.10.13.1.3 on INIS identified targets to be shipped.

4.

Load up to two cobalt targets into the INIS-2 radioactive material package in accordance with INL detailed operating procedures (DOP) 4.8.78.

5.

Perform DOT radiation and containment surveys after the loaded INIS-2 package has been placed onto the transportation vehicle.

6.

Prepare shipping documentation as prescribed by INL radioactive material shipping procedures and release the shipment to INIS Transportation Services.

Price for this operation will be $[***] and will cover the transfer of up to 2 targets (contingent upon assay results).

4b. Description - INIS as a Qualified Supplier - - INIS shall notify the IBO not less than 90 days before desired shipment date. Notification will include desired shipment date and specific targets (identified by unique markings) to be shipped.  INL will determine a shipment date that fits into the ATR schedule and shall communicate this to INIS and the IBO. During transportation and handling activities, INL will coordinate directly with INIS.  INIS shall be responsible for shipping irradiated cobalt targets from the ATR.  INIS shall furnish the INIS-2 radioactive material shipping package.  INIS shall be responsible for all the logistics of shipment, including, but not limited to, staging the empty INIS-2 package at the ATR and shipping the loaded INIS-2 package from ATR.  INIS shall be responsible for the cost of all transportation. INL will perform an assay to obtain gamma flux levels for each target being shipped. INL will load the INIS-2 package in accordance with INL-authored work procedures and will verify the INIS-2 package has been loaded and readied for shipment in accordance with the INIS-2 package’s authority for use in shipping radioactive material in accordance with DOT Special Permit SP-14728.  INL will prepare the shipment in accordance with INL procedures to conform to DOT and NRC requirements for radioactive material shipments.

INL Scope of Work – Upon authorization from IBO, INL will:

1.    Verify cobalt target identification markings and stage designated cobalt targets in the ATR canal for loading.

2.

Verify that the proposed irradiated cobalt target content is an authorized content for the INIS-2 radioactive material shipping package..

3.

Load up to two cobalt targets into the INIS-2 radioactive material package in accordance with INL detailed operating procedures (DOP) 4.8.78.

4.

Perform DOT radiation and containment surveys after the loaded INIS-2 package has been placed onto the transportation vehicle.

5.

Prepare shipping documentation as prescribed by INL radioactive material shipping procedures and release the shipment to INIS Transportation Services.

Price for this operation will be $[***] and will cover the transfer of up to 2 targets (contingent upon assay results).

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE

       5.    COBALT TARGET SHIPMENTS TO GE-HITACHI

5a. Description – INIS shall notify the IBO not less than 90 days before desired shipment date. Notification will include specific targets (identified by unique markings) to be shipped.  INL will determine a shipment date that fits into the ATR schedule and will communicate this to INIS and the IBO. During transportation and handling activities, INL will coordinate directly with INIS.  INIS shall be responsible for shipping irradiated cobalt targets from the ATR.  INIS shall be responsible for the cost of all transportation. INIS shall furnish the model GE-2000 (NRC Certificate of Compliance, USA/9228/B(U)F-96) radioactive material shipping package (cask).  INIS shall be responsible for all the logistics of shipment, including, but not limited to, staging the empty GE-2000 cask at the ATR and shipping the loaded GE-2000 cask from ATR. INL will perform an assay to obtain gamma flux levels for each target being shipped. INL will load the GE-2000 cask in accordance with INL-authored work procedures and will verify the GE-2000 cask has been loaded and readied for shipment in accordance with the GE-2000 NRC Certificate of Compliance.  INL will prepare the shipment in accordance with INL procedures to conform to DOT and NRC requirements for radioactive material shipments.

INL Scope of Work- Upon authorization from IBO, INL shall:

1.

Verify cobalt target identification markings and stage designated cobalt targets in the ATR canal for loading.

2.

Verify that the proposed irradiated cobalt target content is an authorized content for the GE-2000 cask.

3.

Perform assay per ATR OMM -7.10.13.1.3 of Buyer -identified targets to be shipped.

4.

Load up to nine cobalt targets into the GE-2000 cask in accordance with INL ATR detailed operating procedures (DOP) 4.8.4.

5.

Perform DOT radiation and contamination surveys after the loaded GE-2000 cask has been placed onto the off-site (INL) transportation vehicle.

6.

Prepare shipping documentation as prescribed by INL radioactive material shipping procedures.

7.

Coordinate with the off-site carrier for pickup and shipment of the loaded GE-2000 cask, and with the Idaho State Police for the CVSA Level VI inspection.  The carrier is assumed to be Tri-State Motor Transport, and the CVSA inspection will be as required pending whether the shipment is designated as a highway route controlled quantity (HRCQ) of radioactive material.

Price for this operation will be $[***] per shipment and will cover the transfer of up to 9 cobalt targets (contingent upon assay results).

 5b.  Description – INIS as a Qualified Supplier - INIS shall notify the IBO not less than 90 days before desired shipment date. Notification will include specific targets (identified by unique markings) to be shipped.  INL will determine a shipment date that fits into the ATR schedule and will communicate this to INIS and the IBO. During transportation and handling activities, INL will coordinate directly with INIS.  INIS shall be responsible for shipping irradiated cobalt targets from the ATR.  INIS shall be responsible for the cost of all transportation. INIS shall furnish the model GE-2000 (NRC Certificate of Compliance, USA/9228/B(U)F-96) radioactive material shipping package (cask).  INIS shall be responsible for all the logistics of shipment, including, but not limited to, staging the empty GE-2000 cask at the ATR and shipping the loaded GE-2000 cask from ATR. INL will load the GE-2000 cask in accordance with INL-authored work procedures and will verify the GE-2000 cask has been loaded and readied for shipment in accordance with the GE-2000 NRC Certificate of Compliance.  INL will prepare the shipment in accordance with INL procedures to conform to DOT and NRC requirements for radioactive material shipments.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

	PURCHASE PRICE	RENTAL FEE

INL Scope of Work- Upon authorization from IBO, INL shall:

1.     Verify cobalt target identification markings and stage designated cobalt targets in the ATR canal for loading.

2.     Verify that the proposed irradiated cobalt target content is an authorized content for the GE-2000 cask.

3.     Load up to nine cobalt targets into the GE-2000 cask in accordance with INL ATR detailed operating procedures (DOP) 4.8.4.

4.

Perform DOT radiation and contamination surveys after the loaded GE-2000 cask has been placed onto the off-site (INL) transportation vehicle.

5.

Prepare shipping documentation as prescribed by INL radioactive material shipping procedures.

6.

Coordinate with the off-site carrier for pickup and shipment of the loaded GE-2000 cask, and with the Idaho State Police for the CVSA Level VI inspection.  The carrier is assumed to be Tri-State Motor Transport, and the CVSA inspection will be as required pending whether the shipment is designated as a highway route controlled quantity (HRCQ) of radioactive material.

Price for this operation will be $[***] per shipment and will cover the transfer of up to 9 cobalt targets (contingent upon assay results).

6.

 SITE PROJECT MANAGEMENT

A cost of $[***] per month will be assessed under this Service Order to cover all costs associated with on-site INL project management, cost accounting, and project financial controls.

7.

ADVANCE PAYMENT

INIS shall provide an upfront advance payment of $[***] at the time of the signing of this Service Order.  Upon the termination of this Service Order, the advance payment will be used to settle the final invoice(s) with any remaining balance being rebated to INIS.

8.

TERMINATION OF WORK

Termination of this contract by either the Department or the Buyer shall be in accordance with Paragraph 13, “Cancellation” in the standard terms and conditions of this contract.

9.

BILLING

INIS will be invoiced monthly based on an INL supplied accounting of all goods and services provided INIS under this Service Order in the previous month.  Payment will be net 30 days from date of invoice.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Continuation Page        ___________

DOE Form CA-10-90.COM Rev 3 (07/01)	U. S. DEPARTMENT OF ENERGY ISOTOPE AND TECHNICAL SERVICE ORDER FORM	Continuation Sheet
CATALOG ITEM NO. (If any)

SOURCE, SPECIAL NUCLEAR, BY-PRODUCT, OR CYCLOTRON PRODUCED

RADIOISOTOPES:  State isotope, chemical form, desired total activity, and desired specific activity.

TECHNICAL SERVICE:  State desired service and specification of final product.

STABLE ISOTOPE:  State isotope, chemical form, quantity, isotopic concentration,

(specifying desired enrichments, minimum enrichments), and chemical purity (if applicable).

		PURCHASE PRICE	RENTAL FEE

10.

 FORCE MAJEURE

None of the parties shall be liable to the other for the consequences of direct or indirect failure (or failure of a supplier or subcontractor) to execute any or all of the Service Order provisions when the said failure arises from circumstances beyond its reasonable control.  Such circumstances include, but are not limited to, cataclysms, fires, blockades, civil disturbances, riots, revolutions, lockouts, strikes, mandated regulations, and embargoes, with the exception of payment due under the terms of this Service Order.

The party that fails to execute the Service Order because of FORCE MAJEURE shall make reasonable efforts to limit the consequences of such failure and shall resume the execution of this Service Order when the causes of failure disappear, In particular, it shall promptly inform the other party of the origins and probable duration of the failure and the resulting delay.

The period of time allowed to a party for fulfillment of its obligations under this Service Order shall be extended by a period corresponding to the duration of the condition of FORCE MAJEURE and its consequences.  Neither party shall be liable to the other for the financial consequences that may result from such a failure in a case of FORCE MAJEURE.

Should the failure last longer than 13 months, the non-failing party shall be entitled to terminate the Service Order immediately subject to having provided written notification within four (4) weeks after the end of the 13-month period if an agreed extension of the term cannot be reached during the period.

Shipping Schedule and Completion Date:	Technical Service Charge (if applicable)

Handling Charge (if applicable)

Total

ISOTOPE AND TECHNICAL SERVICES ORDER FORM

TERMS AND CONDITIONS

1.

Definitions.  “Buyer” means the person or entity placing this Order.  “Government” means the United States of America.  “Department” means the U.S. Department of Energy.  “Contractors” means Department of Energy facilities’ contractors and their employees who fill or participate in the filling of this Order, however, these Contractors are not agents of the Department.  “DOE facility” means a laboratory, plant, or office operated by or on behalf of the Department.

2.

Price of Material and Services.  For Materials which are sold, the price or fee shall be fixed by the Seller and in effect on the date of acceptance of this Contract by the Seller.

In the event of circumstances which would cause the costs of materials or services to exceed the purchase price of this Contract, the Seller shall not be obligated to continue or complete the Contract by incurring costs in excess of this Order, and shall have the right to cancel this Contract as specified in paragraph 12, unless the purchase price has been increased by written amendment to this Contract.

3.

Payment Terms and Interest.  Payment shall be made within 30 days for domestic or 45 days for foreign orders from the date of the Department’s or the Contractor’s invoice, unless advance payment and/or a shorter period is specified in this Order.

All amounts payable under this Order (net of any applicable tax credit under the Internal Revenue Code, 26 U.S. C. 1481) shall bear simple interest from the date of delinquency until paid, unless paid within 30 days of becoming due.  The date of delinquency is the date the Department or the Contractor mailed or hand-delivered the billing notice or invoice.  The interest rate will be set at the same rate as the Treasury’s Current Value of Funds Rate (prescribed and published by the Secretary of the Treasury in the Treasury Financial Manual Bulletin) for the period in which the debt became delinquent.

An administrative charge shall be imposed per delinquent invoice per 30-day period from the date of delinquency to cover the costs associated with collecting the debt, unless paid within 30 days of becoming due.

A penalty charge, accruing from the date of delinquency, shall be assessed at 6% per year on any portion of a debt that is outstanding for more than 90 days, including any interest and administrative costs.

Payments shall be applied first to accrued penalty charges, then to accrued administrative charges, then to accrued interest, and finally to the principal, pursuant to 4 CFR 102.13(f).

Interest, administrative charges, and penalty charges do not apply to a) other Federal agencies, b) other management and operating contractors of the Department, and c) State and local governments.

4.

Government-owned Containers.  When shipment of material pursuant to this Order requires the use of returnable government-owned containers, title to such containers shall remain in the Government.  The Buyer shall keep the containers in good condition, will not use them for any materials other than the materials shipped therein, and will deliver them to a carrier designated by the Department for return to the point of shipment, transportation prepaid, within 30 days from the date of receipt by the Buyer of the shipment.  The Buyer agrees to pay to the Department a demurrage charge on each returnable Government-owned container for the period of retention which is in excess of the said 30-day period.

5.

Delivery/Risk of Loss of Material Sold.

a)  Delivery shall be FCA the Department facility from which the Order is filled.  The Department shall arrange for transporting the material from the Department facility.  The Buyer shall pay all costs related to transporting the material.  The Department shall put the material in the possession of the Buyer’s carrier at the Department facility from which the Order is filled;

b)  Legal and equitable title and risk of loss or damage shall pass to the Buyer when the material is delivered to the Buyer’s carrier.

6.

Delivery/Risk of Loss of Material Leased.

a)  Delivery shall be FCA the Department facility from which the Order is filled.  The Department shall arrange for transporting the material from the Department facility.  The Buyer shall pay all costs related to transporting the material.  The Department shall put the material in the possession of the Buyer’s carrier at the Department facility from which the Order is filled;

b)  Legal and equitable title shall remain in the Department, except that in the event the material is determined to be unacceptable for return to Department’s inventory under the provisions of the Agreement for Lease of Stable Isotope, title to such material shall pass to the Buyer as of the date the Buyer is billed for the material by the Department;

c)  Risk of loss or damage shall pass to the Buyer when the material is delivered to the Buyer’s carrier;

d)  Buyer shall return such material to the designated Department facility when required in Agreement for Lease of Isotope Material.  Delivery shall be CIP the Department facility with freight prepaid by the Buyer and not charged to the Department.  The Buyer shall arrange for transporting the materials utilizing a carrier designated by the Department.  Risk of loss or damage shall pass to the Department upon acceptance by the Department of the material.

7.

Labeling, Shipping and Receiving.  Package labeling, shipping and receiving activities shall be performed in accordance with applicable Department, Department of Transportation, Department of Commerce, and Nuclear Regulatory Commission regulations.

8.

Specifications.  The Buyer shall promptly notify the Department in writing if any of the material does not conform to the specifications set forth in this Order.  The responsibility and liability of the Government, the Department, and the Contractors upon verification of such non-conformances, shall be limited solely to making reasonable efforts to a) correct such non-conformances, b) replace with material which conforms to said specifications or c) make appropriate adjustments to the purchase price.  The Department will reimburse the Buyer for reasonable costs of packaging and transportation incurred by the Buyer in returning to the Department any material which does not conform to such specifications.

9.

No Warranty.  All implied warranties are hereby disclaimed.  Neither the Government, the Department, nor the contractors make any warranty, express or implied a) that material will be delivered or services performed at a specified time, b) that material accepted for technical or analytical services will not be destroyed, damaged, lost, or otherwise altered in physical or chemical properties in the process of performing the requested technical or analytical service, c) with respect to the accuracy, completeness or usefulness of any information furnished hereunder, d) that the use of any such information may not infringe privately owned rights, e) that the services, material, or information furnished hereunder will not result in injury or damage when used for any purpose or are safe for any purpose including the intended purpose, and f) that the services, material or information furnished hereunder will accomplish the intended results.

10.

Liability.  Neither the Government, the Department, nor the Contractors will be responsible for any injury to or death of persons or other living things, or damage to or destruction or loss of property, specifically including material supplied by the Buyer, or for any other loss, damage or injury of any kind whatsoever resulting from the performance of services or furnishing of material or information hereunder, by the Government, the Department, or the Contractors, to the extent such injury, death, damage, destruction, or loss is not caused by the negligence or willful misconduct of the Government, the Department, or the Contractors.

11.

Indemnification.  To the extent permitted by state law, the Buyer agrees to indemnify and hold harmless the Government, the Department, and the Contractors from and against any and all liabilities, penalties, fines, forfeitures, claims, causes of action, and costs and expenses (including the costs of defense and/or settlement, including, but not limited to, attorney's fees), caused by, resulting from or arising out of, in whole or in part a) the breach of any term or provision of this Agreement, or negligent or willful act or omission, by Buyer, its employees, agents, officers, directors, or contractors, b) the failure of Buyer, its employees, agents, officers, directors, or contractors to fully comply with applicable statutory and regulatory requirements, c) performance by the Government, the Department, or the Contractors of acts, services, analyses, or tests, including furnishing material, required, specified, or directed by the Buyer to be performed or furnished under this Order to the extent the liability is not caused by the negligence or willful misconduct of the Government, the Department, or the Contractors.

12.

Publication. The data produced under this Order will be provided to the Buyer who will be solely responsible for marking the data and removing the data from the facility by or before termination of this Order.  The Department shall have the right to publish and use any data provided to or generated by the Department or the Contractors, and to permit others to do so unless such data is marked as "proprietary data" by the Buyer.  The Department and the Government shall have unlimited rights in technical data (including proprietary data) which are not removed from the facility by or before termination of this Order.  In addition, the Department and the Government shall have the unlimited right to perform similar or identical services for other buyers as long as the Buyer's proprietary data are not utilized.  The Buyer agrees to deliver to the Department or the Contractors a non-proprietary description of the work to be performed under this Order.

13.

Cancellation.  The Seller reserves the right to cancel this Order a) in the event the license referenced to in item 8 on page 1 of this Contract, which may be either the Buyer's or its authorized representative's license, is suspended, expired, canceled, or revoked, or does not authorize possession of the material, or b) when cancellation of this Contract is determined to be necessary to the national defense, security, or environmental safety of the United States or due to lack of appropriated funds or facility capabilities or c) when the Buyer is delinquent on any payments due under this Contract or any other Contracts for isotopes or technical services related to isotopes from the Seller.  If cancellation is due to b), there will be no further liability or cost to the Buyer.  If cancellation is due to a) or c), the Buyer shall pay the Seller, in addition to any amounts that are already due and payable as of the date of the effective date of the Buyer’s cancellation, any reasonable and documented costs incurred by the Seller in stopping the work and removing the Buyer’s material as well as any other costs resulting from the cancellation which the Seller is able to document.

The Buyer may cancel this Order at any time by providing 180 day advance written notice to the Seller.  Buyer shall pay the Seller, in addition to any amounts that are already due and payable as of the date of the effective date of the Buyer’s cancellation, any reasonable and documented costs incurred by the Seller in stopping the work and removing the Buyer's material as well as any other costs resulting from the cancellation which the Seller is able to document..

In the event of a conflict with other provisions in this Contract regarding cancellation or termination, those other provisions shall govern.

14.

Material Supplied by the Buyer.  Material supplied by the Buyer may be held or stored by the Department in accordance with instructions of the Buyer, or in order to protect health, or to minimize other hazards to life or property.  Buyer shall pay the Department all costs of such storage.  Unless this Order specifies that the material is to be returned to the Buyer, the Department may dispose of material supplied by the Buyer for technical or analytical services and the Buyer shall have no claim for the value or replacement of material disposed by the Department.  The Buyer shall arrange for and bear all costs of transportation of material to and from (if applicable) the designated Department facility.

15.

Severability.  Should any provision of this Order be unlawful, void, or for any reason unenforceable, that provision shall be severable and not affect the validity and enforceability of the remaining provisions of this Order.

16.

Export Law Assurances.  The Buyer agrees that it is responsible for and will comply with the United States export laws and the regulations thereunder relative to any export or re-export of material and/or information procured/obtained by the Buyer under this Order and any direct product thereof.  The Buyer further agrees that neither such material and/or information nor any direct product thereof will be shipped, transferred or re-exported into any country prohibited by the United States export laws and the regulations thereunder or will be used for any purpose prohibited by such laws.

17.

Facility Utilized.  The Department, at its discretion, may fulfill its obligations under this Order through any of the DOE facilities.

18.

Dispute Resolution.  The parties agree to make good faith efforts to resolve any disputes using alternative means of dispute resolution.  Substantive issues shall be determined in accordance with federal law.  In the absence of federal law, substantive issues shall be determined in accordance with laws of the state of residence of the buyer at the time of the purchase.  Should litigation be necessary all actions shall be brought in Federal District Court.